SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 23, 2001


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        California                    0-27122                    94-2900635
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


           150 Rose Orchard Way                          95134
              San Jose, CA                            (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         This report is being filed by Adept Technology, Inc. (the "Registrant") to announce that it has signed definitive agreements with JDS Uniphase Corporation to enter into an automation development alliance for optical component and module manufacturing. As part of this alliance, JDS Uniphase will make an investment of $25 million in convertible preferred stock of the Registrant. Consummation of the transactions remains subject to customary closing conditions. The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 to this report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:



 Exhibit No.            Description
 -----------            -----------
 99.1                Press Release of the Registrant issued on October 23, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ADEPT TECHNOLOGY, INC.



Date: October 23, 2001                    By:    /s/ Michael W. Overby
                                             ---------------------------
                                          Name:  Michael W. Overby
                                          Title: Vice  President and
                                                 Chief Financial Officer